Defiance Next Gen Big Data ETF
Schedule of Investments
March 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.8%
	Industrials - 3.1%
5,322	Clarivate plc (a)	$89,197
	Information Technology - 96.7% (b)
1,980	Alteryx, Inc. - Class A (a)	141,629
1,818	Appian Corporation (a)	110,571
342	Atlassian Corporation plc - Class A (a)	100,490
3,240	Atos SE	89,295
828	Cloudflare, Inc. - Class A (a)	99,112
1,926	Confluent, Inc. - Class A (a)	78,966
2,526	Domo, Inc. - Class B (a)	127,740
2,046	Dynatrace, Inc. (a)	96,367
1,032	Elastic NV (a)	91,796
3,072	Fastly, Inc. - Class A (a)	53,391
2,388	GB Group plc	17,356
3,048	Informatica, Inc. - Class A (a)	60,167
4,098	JFrog, Ltd. (a)	110,441
8,058	Kingsoft Cloud Holdings, Ltd. - ADR (a)	48,912
210	MicroStrategy, Inc. - Class A (a)	102,127
252	MongoDB, Inc. (a)	111,785
1,254	New Relic, Inc. (a)	83,867
3,564	PagerDuty, Inc. (a)	121,853
6,696	Palantir Technologies, Inc. - Class A (a)	91,936
966	Perficient, Inc. (a)	106,347
2,622	Progress Software Corporation	123,470
360	Snowflake, Inc. - Class A (a)	82,487
1,164	Software AG	40,434
5,754	SolarWinds Corporation	76,586
1,110	Splunk, Inc. (a)	164,957
1,242	Sprout Social, Inc. - Class A (a)	99,509
3,018	Teradata Corporation (a)	148,757
480	Twilio, Inc. - Class A (a)	79,109
1,158	VMware, Inc. - Class A	131,861
		2,791,318
	TOTAL COMMON STOCKS (Cost $3,490,797)	2,880,515

	SHORT-TERM INVESTMENTS - 0.2%
7,385	First American Government Obligations Fund - Class X, 0.19% (c)	7,385
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,385)	7,385

	TOTAL INVESTMENTS - 100.0% (Cost $3,498,182)	2,887,900
	Liabilities in Excess of Other Assets - (0.0)% (d)	(796)
	NET ASSETS - 100.0%	$2,887,104

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Rate shown is the annualized seven-day yield as of March 31, 2022.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$2,880,515	$-	$-	$2,880,515
Short-Term Investments	7,385	-	-	7,385
Total Investments in Securities	$2,887,900	$-	$-	$2,887,900

^See Schedule of Investments for breakout of investments by sector classification.
For the period ended March 31, 2022, the Fund did not recognize any transfers to or from Level 3.